                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

As independent public accountants, we hereby consent to the inclusion in this 10-KSB/A (Amendment No. 1) of our report dated April 14, 1998, except for Note 16, as to which the date is May 28, 1998.


/s/ Moss Adams LLP

Seattle, Washington
June 11, 1998